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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2005

MAGNA ENTERTAINMENT CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462 (Registrant's Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

On March 10, 2005, the Registrant held a conference call hosted by President and Chief Executive Officer, W. Thomas Hodgson. See attached Exhibit 99.1 for a complete transcript of the conference call.

Item 9.01    Financial Statements and Exhibits

99.1	Transcript of Investor Conference Call held on March 10, 2005.
99.2	Press Release dated March 8, 2005 (incorporated by reference to Exhibit 99.1 of the registrant's Report on Form 8-K filed on March 11, 2005).

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
March 16, 2005	by:	/s/ LEE D. JACKSON Lee D. Jackson, Legal Counsel and Secretary

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SIGNATURES